Exhibit 10.12.K

Deed of Variation to

TradeFloor Facility Agreement

Openmarkets Group Pty Ltd ACN 660 155 000 the Borrower

and

Enhanced Investments Pty Ltd ACN 639 583 930 the Lender

Deed of Variation to

TradeFloor Facility Agreement

DATE: 12 OCTOBER 2023

PARTIES

OPENMARKETS GROUP PTY LTD ACN 660 155 000 (“Borrower”);

ENHANCED INVESTMENTS PTY LTD ACN 639 583 930 (“Lender”).

RECITALS

A.	The Lender and the Borrower have entered into a Working Capital Facility Agreement dated 15 May 2020 as varied on 14 January 2021, 1 February 2022, 22 March 2022, 7 July 2022, 3 November 2022 (extending the maturity date of advances), 10 November 2022, 20 April 2023 (extending maturity date of advances) (Agreement), and the Agreement was novated from TradeFloor Holdings Pty Ltd (ACN 603 342 329) as borrower to the Borrower on 12 October 2023.

B.	The parties hereby agree to amend the Agreement by this deed.

OPERATIVE PROVISIONS

1.	INTERPRETATION

1.1.	Interpretation

In this Deed, headings are for convenience of reference only and do not affect interpretation.

2.	VARIATION OF AGREEMENT

2.1.	Variations

(a)	Notwithstanding subclause (a), the parties agree that the 10 November 2022 deed of variation that forms part of the Agreement came into effect on 9 September 2022.

(b)	With effect on and from the date of this Deed, the Agreement is varied on the terms set out in Schedule 1 to this Deed.

2.2.	Confirmation of Agreement

All provisions of the Agreement other than those varied by clause 2.1 remain unchanged and continue in full force.

2.3.	Inconsistency

If there is any inconsistency between the provisions of this Deed and the provisions of the Agreement, then the provisions of this Deed prevail.

2.4.	No adverse construction

This Deed is not to be construed to the disadvantage of a party because that party was responsible for its preparation.

2.5.	Successors and assigns

This Deed binds and benefits the parties and their respective successors and permitted assigns.

2.6.	Entire Agreement

This Deed constitutes the entire agreement and understanding between the parties to this Deed and supersedes all prior and contemporaneous negotiations and understandings between the parties whether oral or written, expressed or implied.

2.7.	No assignment

A party cannot assign or otherwise transfer the benefit of this Deed without the prior written consent of each other party.

2.8.	No variation

This Deed cannot be amended or varied except in writing signed by the parties.

2.9.	Costs

Each party must pay its own legal costs of and incidental to the preparation and completion of this Deed.

2.10.	Governing law and jurisdiction

This Deed is governed by and must be construed in accordance with the laws in force in the State of Victoria. The parties submit to the exclusive jurisdiction of the courts of that State and the Commonwealth of Australia in respect of all matters arising out of or relating to this Deed, itsperformance or subject matter.

2.11.	Counterparts

If this Deed consists of a number of signed counterparts, each is an original and all of the counterparts together constitute the same document.

EXECUTED AS A DEED

EXECUTED by OPENMARKETS GROUP PTY LTD ACN 660 155 000 in accordance with the Corporations Act 2001 by being signed by thefollowing officers:

/s/ Naseema Sparks	/s/ Nick Hornstein
Signature of director	Signature of authorised person

NASEEMA SPARKS AM	NICK HORNSTEIN
Name of director (please print)	Name of authorised person (please print)

EXECUTED by ENHANCED INVESTMENTS PTY LTD ACN 639 583 930 in accordance with the Corporations Act 2001 by being signed by thefollowing officers:

/s/ Songyu Gao	/s/ Ruihao Wei
Signature of director	Signature of authorised person

SONGYU GAO	RUIHAO WEI
Name of director (please print)	Name of authorised person (please print)

Schedule 1 - Variations to the Agreement

1.	Clause 5.2 is varied such that interest on any new Advance are capitalised and payable on the Termination Date (as amended from time to time).

2.	Schedule 1, Item 1 of the Agreement be deleted and replaced entirely with the following:

Schedule 1 – Key Details

Key Details
Item 1	Facility Limit	$25 million including all capitalised interest and fees accrued in accordance with this document.

3.	Schedule 1, Item 8 of the Agreement (as varied on 29 May 2020) is deleted entirely, such that there is no Drawdown Fee for any current or future Advance.